NUVEEN CALIFORNIA HIGH YIELD MUNICIPAL BOND FUND

SUPPLEMENT DATED MAY 9, 2025

TO THE SUMMARY PROSPECTUS DATED JUNE 28, 2024

Steven M. Hlavin has been named a portfolio manager of Nuveen California High Yield Municipal Bond Fund. Daniel J. Close, CFA, Scott R. Romans, PhD, and Stephen J. Candido, CFA, will continue to serve as portfolio managers for the Fund. There are no changes to the Fund’s investment objectives, principal investment strategies or principal risks.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-CAHY-0525P